UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2025

AEROVATE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40544	83-1377888
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Aerovate Therapeutics, Inc.

930 Winter Street, Suite M-500, Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(617) 443-2400

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AVTE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

As previously disclosed, on October 30, 2024, Aerovate Therapeutics, Inc., a Delaware corporation (“Aerovate” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Caribbean Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Aerovate, will merge with and into Jade Biosciences, Inc. (“Jade”), with Jade continuing as a wholly owned subsidiary of Aerovate and the surviving corporation of the merger (the “First Merger”), and Jade will merge with and into Caribbean Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Aerovate (“Merger Sub II” and together with Merger Sub I, “Merger Subs”), with Merger Sub II being the surviving entity of the merger (the “Second Merger” and, together with the First Merger, the “Merger”).

Aerovate previously announced on April 9, 2025 that its Board of Directors declared a special cash dividend to Aerovate stockholders in connection with the Merger (the “Cash Dividend”) in an aggregate amount of $69.6 million, or an estimated $2.40 per share, payable in cash to the stockholders of record as of April 25, 2025. On April 23, 2025, the payment date for the Cash Dividend was changed from April 29, 2028 to April 28, 2025. Payment of the Cash Dividend is conditioned upon the closing of the Merger. Closing is expected to occur on April 28, 2025 assuming the satisfaction or waiver of all closing conditions under the Merger Agreement, including approval of the combined company’s application for listing on The Nasdaq Capital Market.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995, concerning Aerovate, Jade, the proposed pre-closing financing and the proposed merger between Aerovate and Jade (collectively, the “Proposed Transactions”) and other matters. These forward-looking statements include, but are not limited to: expectations related to Aerovate’s payment of the Cash Dividend in connection with the Proposed Transactions, including the anticipated amount and timing; the number of shares of Aerovate common stock that may be outstanding as of the record date and the per share Cash Dividend amount; and expectations related to anticipated timing of the Closing and satisfaction (or waiver) of closing conditions under the Merger Agreement, including Nasdaq approval of the combined company’s listing application. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “opportunity,” “potential,” “can,” “goal,” “strategy,” “target,” “anticipate,” “achieve,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “plan,” “possible,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Aerovate, Jade, the Proposed Transactions, the Cash Dividend or the anticipated reverse stock split will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Aerovate’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the conditions to the closing or consummation of the Proposed Transactions are not satisfied; the risk that the proposed pre-closing financing is not completed in a timely manner or at all; uncertainties as to the timing of the consummation of the Proposed Transactions and the ability of each of Aerovate and Jade to consummate the transactions contemplated by the Proposed Transactions; risks related to Aerovate’s continued listing on Nasdaq until closing of the Proposed Transactions and the combined company’s ability to remain listed following the Proposed Transactions; risks related to Aerovate’s and Jade’s ability to correctly estimate their respective operating expenses and expenses associated with the Proposed Transactions, as applicable, as well as uncertainties regarding the impact any delay in the closing of any of the Proposed Transactions would have on the anticipated cash resources of the resulting combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Proposed Transactions; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the business combination between Aerovate and Jade; costs related to the merger; as a result of adjustments to the exchange ratio, Jade stockholders and Aerovate stockholders could own more or less of the combined company than is currently anticipated; the outcome of any legal proceedings that may be instituted against Aerovate, Jade or any of their respective directors or officers related to the Merger Agreement or the transactions contemplated thereby; unexpected costs, charges or expenses resulting from the Proposed Transactions; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Proposed Transactions; the risk that Aerovate stockholders receive more or less of the Cash Dividend than is currently anticipated; and those uncertainties and factors more fully described in filings with the SEC, including reports filed on Form 10-K, 10-Q and 8-K, in other filings that Aerovate makes and will make with the SEC in connection with the proposed Merger, including the proxy statement/prospectus on Form S-4 filed by Aerovate with the SEC on March 24, 2025, as well as discussions of potential risks, uncertainties, and other important factors included in other filings by Aerovate from time to time, any risk factors related to Aerovate or Jade made available to you in connection with the Proposed Transactions, as well as risk factors associated with companies, such as Jade, that operate in the biopharma industry. Should one or more of these risks or uncertainties materialize, or should any of Aerovate’s or Jade’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither Aerovate nor Jade undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Aerovate or Jade.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits filed or furnished herewith is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the Proposed Transactions between Aerovate and Jade or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the Proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS CURRENT REPORT ON FORM 8-K IS TRUTHFUL OR COMPLETE.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aerovate Therapeutics, Inc.

Date: April 23, 2025	By:	/s/ George A. Eldridge
George A. Eldridge
Chief Financial Officer